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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 29, 2000

                               [VLASIC FOODS LOGO]
             (Exact name of registrant as specified in its charter)


      NEW JERSEY                      1-13933                  52-2067518
(STATE OF INCORPORATION)            (COMMISSION              (IRS EMPLOYER
                                    FILE NUMBER)           IDENTIFICATION NO.)


                                  VLASIC PLAZA
                              SIX EXECUTIVE CAMPUS
                       CHERRY HILL, NEW JERSEY 08002-4112
                          (PRINCIPAL EXECUTIVE OFFICES)

                        TELEPHONE NUMBER: (856) 969-7100

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ITEM 5. OTHER EVENTS

     On September 29, 2000, Vlasic Foods International Inc. and Campbell Soup Company agreed to extend until December 1, 2000, the date for notice of termination under the Foodservice Supply Amendment Agreement between Vlasic Foods International Inc. (the "Company") and Campbell Soup Company dated March 24, 2000. The parties are continuing discussions of various alternatives, and if any extension of the Company's copacking production for Campbell Soup Company occurs after March 30, 2001, it will not be on the terms of the current Food Service Supply Agreement dated March 30, 1998, as amended by the Food Service Supply Amendment Agreement dated March 24, 2000.

         The Foodservice Supply Amendment Agreement between Vlasic Foods International Inc. and Campbell Soup Company dated March 24, 2000, and the Foodservice Supply Agreement between Vlasic Foods International Inc. and Campbell Soup Company dated March 30, 1998, were filed with the Securities and Exchange Commission as exhibits 20.1 and 20.2, respectively, to the Current Report on Form 8-K dated March 24, 2000, and are incorporated herein by reference.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VLASIC FOODS INTERNATIONAL INC.


Date: October 2, 2000           By: /s/ Joseph Adler
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                                                   Joseph Adler
                                            Vice President and Controller
                                    (Principal Financial and Accounting Officer)